UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.
C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 26, 2023

Better For You Wellness, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87 - 2903933
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1349 East Broad Street Columbus, OH	43205
(address of principal executive offices)	(zip code)

+1 (614) 368-9898
(registrant’s telephone number, including area code)

Not Applicable
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

“We”, “Us”, “The Issuer” and or “the Company” refer to Better For You Wellness, Inc., a Nevada Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On September 26, 2023, Montel Williams, and David H. Deming were each re-appointed by our Board of Directors to serve as Independent Directors of the Company.

The Board evaluated Montel Williams’, and David H. Deming’s independence in accordance with the independence standards for directors set forth in Rule 5602(a)(2) of the Nasdaq Listing Rules, and affirmatively determined that each individual qualifies as an independent director.

With effective date of September 26, 2023, depending upon the individual, we entered into Independent Director Agreements (each, an “Independent Director Agreement” and, collectively, the “Independent Director Agreements”) with each of Montel Williams, and David H. Deming, pursuant to which each director will serve two-year terms, with the option to renew terms upon completion and receive cash compensation in the amount of $1,000 per quarter, paid in equal distributions quarterly, 200,000 shares of common stock issued quarterly in 25,000 share distributions.

The foregoing summary is qualified in its entirety by the full text of the Independent Director Agreements, which are filed herewith as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K (this “Report”) and are incorporated by reference herein.

Following the above actions, our Board of Directors remains comprised of the following individuals: Ian James, Stephen, Letourneau, Montel Williams, David H. Deming, and Christina Jefferson.

The biographical information of Montel Williams, and David H. Deming is below:

Montel Williams

Mr. Williams, age 67, enlisted in the United States Marine Corps in 1974. Mr. Williams received a B.S. in Engineering from the United States Naval Academy in 1980. He served in the United States Navy on active duty until 1991 and as a reservist until 1996 when he retired at the rank of Lieutenant Commander. Mr. Williams’ awards include two Meritorious Service Medals, two Navy Commendation Medals, the National Defense Service Medal, the Navy Achievement Medal, two Navy Expeditionary Medals, the Armed Forces Expeditionary Medal, and two Humanitarian Service Medals.

From 1991 to 2008, Mr. Williams hosted the nationally syndicated talk show for which he won an Emmy in 1996, The Montel Williams Show. In 2014, Mr. Williams became a Founder of Helius Medical Technologies, Inc., a neurotechnology company that focuses on developing, licensing, and acquiring non-invasive technologies for the treatment of symptoms caused by neurological disease or trauma. Mr. Williams was also the Founder of the Montel Williams MS Foundation, a 501(c)(3) organization devoted to researching Multiple Sclerosis and helping people suffering from Multiple Sclerosis. Since September 2017, Montel Williams has served as Founder and co-president of Montel Williams Enterprises, Inc., an investment holding company. Since September 2013, Mr. Williams has served as Founder of Montel Media, Inc., a media production company.

No family relationships exist between Mr. Williams and any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Williams and any other person pursuant to which Mr. Williams was appointed as one of the Company’s directors. There are no related party transactions involving Mr. Williams that are reportable under Item 404(a) of Regulation S-K.

David H. Deming

Mr. Deming, age 70, received a B.A. in Economics from Hobart College in 1975. Mr. Deming started his career at J.P. Morgan in 1976 and was a Managing Director in charge of the Global Healthcare Investment Banking Group from 1991 to 2003.

From April 2013 to March 2018, Mr. Deming served as a Managing Partner at TAG Healthcare Advisors LLC, a boutique investment advisory firm. From April 2015 to August 2018, Mr. Deming served as a director of Sorrento Therapeutics Inc., a clinical-stage and commercial-stage biopharmaceutical company that develops therapies for cancer, autoimmune, inflammatory, viral, and neurodegenerative diseases. Since March 2018, David H. Deming has served as Partner and Chief Operating Officer of ID Fund LLC, an investor-directed firm for accredited investors.

No family relationships exist between Mr. Deming and any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Deming and any other person pursuant to which Mr. Deming was appointed as one of the Company’s directors and there are no related party transactions involving Mr. Deming that are reportable under Item 404(a) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

10.1	Independent Director Agreement, dated September 26, 2023, by and between the Company and Montel Williams.
10.2	Independent Director Agreement, dated September 26, 2023, by and between the Company and David H. Deming
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Portions of this report may constitute "forward-looking statements" as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: September 29 , 202 3	/s/ Ian James
Ian James
Chief Executive Officer